UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2015
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona 85004
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant

(a)	Dismissal of Independent Accountant
The Audit Committee (the "Audit Committee") of the Board of Directors of Cavco Industries, Inc. (the "Company") has completed a competitive process to review the appointment of the Company's independent registered public accounting firm for the fiscal year ending April 2, 2016. The Audit Committee invited several accounting firms to participate in this process. As a result of this process and following careful deliberation, on August 13, 2015 the Audit Committee dismissed Ernst & Young LLP ("EY") as the Company's independent registered public accounting firm, effective as of that same date.
The reports of EY on the Company's consolidated financial statements as of and for the years ended March 28, 2015 and March 29, 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company's two most recent fiscal years and the subsequent interim period preceding EY's dismissal, there were:

i.
no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter thereof in connection with its reports for such years; and

ii.	no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from EY a letter addressed to the Securities and Exchange Commission indicating that it agrees with such disclosures. A copy of EY's letter dated August 18, 2015 is attached as Exhibit 16.1.

(b)	Engagement of Independent Accountant
Contemporaneous with the determination to dismiss EY, the Audit Committee engaged McGladrey LLP ("McGladrey") as the Company's independent registered public accounting firm for the fiscal year ended April 2, 2016, also to be effective August 13, 2015.
During the Company's two most recent fiscal years and the subsequent interim period preceding McGladrey's engagement, neither the Company nor anyone on its behalf consulted McGladrey regarding either:

i.
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

ii.	any matter that was the subject of a "disagreement" or "reportable event" (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01.	Financial Statements and Exhibits

Exhibit

Number	Description

16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission, dated as of August 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ Daniel L. Urness
Daniel L. Urness
Executive Vice President, Treasurer
and Chief Financial Officer

Date:	August 19, 2015

EXHIBIT INDEX

Exhibit

Number	Description

16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission, dated as of August 18, 2015.